SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2019

NanoVibronix, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36445	01-0801232
(Commission File Number)	(IRS Employer Identification No.)

525 Executive Blvd., Elmsford, NY 10523

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (914) 233-3004

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NAOV	Nasdaq Capital Market

Item 1.01	Entry into a Material Definitive Agreement.

Series E Preferred Stock Offering

On July 31, 2019, NanoVibronix, Inc., a Delaware corporation (the “Company”), entered into and initially closed a private placement Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain existing stockholders (the “Preferred Investors”) relating to the sale to such Preferred Investors of the Company’s Series E Convertible Preferred Stock, par value $0.001 per share (the “Series E Preferred Stock”), and warrants (the “Preferred Warrants”) to purchase shares of Series E Preferred Stock at an exercise price of $2.50 per share, at a purchase price per unit of $2.00 (the “Preferred Financing”). The aggregate gross proceeds from the initial closings of the Preferred Financing and the Common Financing (as defined below) is $1,000,000.

Each share of Series E Preferred Stock is convertible at any time and from time to time from and after the Stockholder Approval Date (as defined below) at the option of a holder of Series E Preferred Stock into one share of common stock, par value $0.001 per share (the “Common Stock”), of the Company, provided that the holder of the Series E Preferred Stock is prohibited from converting Series E Preferred Stock into shares of Common Stock if, as a result of such conversion, the holder, together with its affiliates, would beneficially own more than 9.99% of the total number of shares of Common Stock then issued and outstanding (the “Beneficial Ownership Limitation”).

Upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (a “Liquidation”), each holder of the Series E Preferred Stock shall be entitled to receive the amount of cash, securities or other property to which such holder would be entitled to receive with respect to such shares of Series E Preferred Stock if such shares had been converted to Common Stock immediately prior to such Liquidation.

Subject to receiving Stockholder Approval and the Beneficial Ownership Limitation, holders of Series E Preferred Stock are entitled to vote with the holders of the Common Stock on an as-converted basis.

The Company has agreed to use commercially reasonable efforts to provide each stockholder entitled to vote at a special meeting of stockholders of the Company (the “Stockholder Meeting”) a proxy statement soliciting each such stockholder’s affirmative vote at the Stockholder Meeting for approval of resolutions (“Stockholder Resolutions”) providing for the Company’s issuance of all of the shares of Common Stock issuable upon conversion of the Series E Preferred Stock in accordance with applicable law and the rules and regulations of the Nasdaq Stock Market (such affirmative approval being referred to herein as the “Stockholder Approval”, and the date such Stockholder Approval is obtained, the “Stockholder Approval Date”), and the Company has agreed to use its commercially reasonable efforts to solicit its stockholders’ approval of such Stockholder Resolutions and shall cause the Board of Directors of the Company to recommend to the stockholders that they approve such Stockholder Resolutions. The Company agreed to use its commercially reasonable efforts to cause the Stockholder Meeting to be promptly called and held not later than ninetieth (90th) day following the closing date of Preferred Financing.

The Company has also agreed to prepare and file with the Securities and Exchange Commission (the “SEC”) within 60 days of the Stockholder Approval Date a registration statement covering the resale of the shares of Common Stock issuable upon conversion of the Series E Preferred Stock (the “Underlying Shares”), and the shares of Common Stock issuable upon conversion of the Series E Preferred Stock issuable upon exercise of the Preferred Warrants (together with the Underlying Shares, the “Registrable Securities”), and cause such registration statement to become effective under the Securities Act of 1933, as amended (the “Securities Act”), within 120 days of the Stockholder Approval Date if there is no review of the registration statement by the SEC or within 150 days of the Stockholder Approval Date if there is a review of the registration statement by the SEC. If the registration statement (i) is not filed within 60 days after the Stockholder Approval Date, (ii) is not declared effective within 120 days (or 150 days, as applicable) of the Stockholder Approval Date, or (iii) ceases for any reason to be effective at any time prior to the expiration of its Effectiveness Period (as defined in the Preferred Securities Purchase Agreement) for more than 20 consecutive trading days in any 12 month period, then the Company shall pay to each Preferred Investor an amount in cash, as liquidated damages and not as a penalty, equal to 1.0% of the purchase price paid by such Preferred Investor for the Series E Preferred Stock purchased under the Preferred Securities Purchase Agreement per month until the registration statement is filed or declared effective (as applicable); provided that the total amount of payments shall not exceed, when aggregated with all such payments paid to all Preferred Investors, 5% of the aggregate purchase price of the Series E Preferred Stock and Preferred Warrants purchased pursuant to the Preferred Securities Purchase Agreement.

The Preferred Warrants are exercisable from the date of issuance until the seven-year anniversary of the date of issuance.

The foregoing description of the terms of the Series E Preferred Stock, the Preferred Warrants, the Preferred Securities Purchase Agreement, and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended and Restated Certificate of Designation of the Series E Preferred Stock (the “Amended and Restated Certificate of Designation”), the form of Preferred Warrant, and the Preferred Securities Purchase Agreement, which are attached hereto as Exhibits 4.1, 4.2 and 10.1, respectively, and are incorporated herein by reference.

Common Stock Offering

On July 31, 2019, the Company entered into and initially closed a private placement Securities Purchase Agreement (the “Common Securities Purchase Agreement”) with certain accredited investors (the “Common Investors”) relating to the sale to such Common Investors of shares (the “Shares”) of the Company’s Common Stock, and (ii) warrants (the “Common Warrants”) to purchase shares (the “Warrant Shares”) of the Company’s Common Stock at an exercise price of $2.50 per share, at a purchase price per unit of $2.00 (the “Common Financing”).

The Company has also agreed to prepare and file with the SEC within 60 days of the Stockholder Approval Date a registration statement covering the resale of the Shares and the Warrant Shares, and cause such registration statement to become effective under the Securities Act, within 120 days of the Stockholder Approval Date if there is no review of the registration statement by the SEC or within 150 days of the Stockholder Approval Date if there is a review of the registration statement by the SEC. If the registration statement (i) is not filed within 60 days after the Stockholder Approval Date, (ii) is not declared effective within 120 days (or 150 days, as applicable) of the Stockholder Approval Date, or (iii) ceases for any reason to be effective at any time prior to the expiration of its Effectiveness Period (as defined in the Common Securities Purchase Agreement) for more than 20 consecutive trading days in any 12 month period, then the Company shall pay to each Common Investor an amount in cash, as liquidated damages and not as a penalty, equal to 1.0% of the purchase price paid by such Common Investors for the Shares purchased under the Common Securities Purchase Agreement per month until the registration statement is filed or declared effective (as applicable); provided that the total amount of payments shall not exceed, when aggregated with all such payments paid to all Common Investors, 5% of the aggregate purchase price of the Shares and Common Warrants purchased pursuant to the Common Securities Purchase Agreement.

The Common Warrants are exercisable from the sixth month anniversary of the date of issuance until the seven-year anniversary of the date of issuance.

The foregoing description of the terms of the Common Warrants, the Common Securities Purchase Agreement, and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of Common Warrant, and the Common Securities Purchase Agreement, which are attached hereto as Exhibits 4.3 and 10.2, respectively, and are incorporated herein by reference.

As a result of receiving aggregate gross proceeds of $1,000,000 in the initial closings of the Preferred Financing and the Common Financing, the Company has more than $2,500,000 in stockholders’ equity.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to (i) the description of the private placement of the Series E Preferred Stock and the Preferred Warrants pursuant to the Preferred Securities Purchase Agreement is incorporated by reference into this Item 3.02, and (ii) the description of the private placement of the Shares and the Common Warrants pursuant to the Common Securities Purchase Agreement is incorporated by reference into this Item 3.02

The Preferred Investors and the Common Investors are accredited investors and the Series E Preferred Stock and the Preferred Warrants sold pursuant to the Preferred Securities Purchase Agreement, and the Shares and the Common Warrants sold pursuant to the Common Securities Purchase Agreement were issued in a private placement without registration in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D under the Securities Act relating to sales by an issuer not involving any public offering.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Items 1.01 and 5.03 of this Current Report on Form 8-K with respect to the description of the private placement of the Series E Preferred Stock pursuant to the Preferred Securities Purchase Agreement and the Amended and Restated Certificate of Designation is incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As previously disclosed in a Current Report on Form 8-K, filed on June 26, 2019, on June 21, 2019, the Company filed a Certificate of Designation of the Series E Preferred Stock (the “Original Certificate of Designation”) with the Secretary of State of the State of Delaware (the “Secretary of State”). The Original Certificate of Designation was effective upon filing with the Secretary of State and designated Series E Preferred Stock.

On July 31, 2019, the Company filed with the Secretary of State the Amended and Restated Certificate of Designation which was effective upon filing with the Secretary of State of Delaware. The Amended Certificates of Designation provides that the Series E Preferred Stock is not convertible into the Company’s Common Stock, and the holders of Series E Preferred Stock have no voting rights, until, in each case, the Company receives Stockholder Approval.

The summary of the rights, powers, and preferences of the Series E Preferred Stock set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03. The foregoing description of the Amended and Restated Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to Exhibit 4.1 hereto, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

4.1	Form of Certificate of Designation of Series E Convertible Preferred Stock.

4.2	Form of Preferred Warrant.

4.3	Form of Common Warrant

10.1	Securities Purchase Agreement, dated as of July 31, 2019, by and among the Company and each investor identified on the signature pages thereto.

10.2	Securities Purchase Agreement, dated as of July 31, 2019, by and among the Company and each investor identified on the signature pages thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOVIBRONIX, INC.

Date: July 31, 2019	By:	/s/ Brian Murphy
	Name:	Brian Murphy
	Title:	Chief Executive Officer